Banc One Financial Services Home Equity Loan Trust 1999-1
Monthly Servicing Report
For the Collection & Interest Period Ending 06/30/2000
For Distribution on 7/25/2000
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A. CURRENT PERIOD COLLECTIONS & OTHER AMOUNTS
(A) Principal and Interest Collections
(i) Interest Collections                                                   $1,374,234.76
(ii) Principal Collections                                                   $248,664.99
(iii) Principal Curtailments                                                 $109,025.65
(iv) Principal Prepayments in Full                                         $3,430,657.13
(v) Count Principal Prepayments in Full                                            95

(B) Net Liquidation Proceeds net of related Foreclosure Profits                    $0.00
(C) Insurance Proceeds to extent not included in Net Liquidation Proceeds          $0.00
(D) Proceeds from Loan Repurchases or Substitution Adjustments                     $0.00
(E) Released Mortgaged Property Proceeds                                           $0.00
(F) Other Amounts
(i) Net REO Revenue                                                                $0.00
(ii) Compensating Interest                                                         $0.00
(iii) Net Loss on Eligible Investments                                             $0.00

(G) Monthly Advance                                                          $436,580.26

(H) Termination Price                                                              $0.00

(I) Total Collections (A+B+C+D+E+F+G+H)                                    $5,599,162.79

(J) Civil Relief Act Shortfall                                                     $0.00
(K) Prepayment Interest Shortfall                                                  $0.00

B. CURRENT PERIOD DELINQUENCIES & LIQUIDATION LOAN LOSSES
(A) Delinquent Loans, REO, Foreclosures and Bankruptcies            Count         Amount            Percentage
(i)  30-59 Days Delinquent (Incl. REO, FC and Bankruptcies)          183      $6,950,036.03              3.997%
(ii)  60-89 Days Delinquent (Incl. REO, FC and Bankruptcies)          36      $1,411,928.06              0.812%
(iii) 90 Days or More Delinquent (Incl. REO, FC and Bankruptcies)    171      $7,674,468.79              4.413%
(iv) Loans in REO status at end of Collection Period                  19      $1,586,982.25              0.913%
(v) Loans in Foreclosure                                              35      $1,944,968.05              1.119%
(vi) Loans in Bankruptcy or Insolvency Proceedings                   116      $4,803,290.90              2.762%
(vii) Total 60+ including REO, Foreclosure & Bankruptcy              226      $9,086,396.85              5.225%
(viii) Total 90+ including REO, Foreclosure & Bankruptcy             190      $7,674,468.79              4.413%

(B) Liquidation Losses / Monthly Loss Rate (Annualized)                               $0.00              0.000%

C. CURRENT PERIOD INSURED PAYMENTS
(A) Required Payments                                                                             $827,960.53
(B) Net Available Distribution Amount                                                           $5,499,999.83
(C) Insured or Deficiency Amount (max(0,(A-B))                                                          $0.00
(D) Preference Amount                                                                                   $0.00
(E) Insured Payments (C+D)                                                                              $0.00

D. CURRENT PERIOD FORMULA PRINCIPAL DISTRIBUTION AMOUNT
(A) Principal Distributable Amount
(A) Principal Distributable Amount
(i) Total Principal Collections                                                                 $3,788,347.77
(ii) plus Principal Balance of Liquidated Home Equity Loans                                             $0.00
(iii) plus Insurance Proceeds received                                                                  $0.00
(iv) plus Portion of Purchase Price allocable to Principal of Defective Home Equity Loans               $0.00
(v) plus Principal Portion of Substitution Adjustments not previously distributed                       $0.00
(vi) equals Total Principal Distributable Amount                                                $3,788,347.77

(B) Unpaid Principal Shortfall                                                                          $0.00

(C) Formula Principal Distribution Amount (A+B)                                                 $3,788,347.77
(D) Formula Principal Distribution Amount required to maintain OC                               $3,788,347.77
(E) Class A-4 Priority Amount                                                                           $0.00

E. CURRENT PERIOD AVAILABLE FUNDS
(A) Total Collections                                                                           $5,599,162.79
(B) Master Service Fee                                                                             $74,032.87
(C) Available Funds                                                                             $5,525,129.92
(D) Insured Payments                                                                                    $0.00
(E) Total Available Funds and Insured Payments                                                  $5,525,129.92

F. WATERFALL AMOUNTS                                                            REMAINING AVAIL      REMAINING       TOTAL REMAINING
                                                                                  FUNDS( interest    AVAIL FUNDS     AVAILABLE FUNDS
                                                                                       only)       (principal only)

 (A) Trustee Fee and Premium Amount:                                             $1,736,782.15       $3,788,347.77     $5,525,129.92
 (i) Trustee Fee                                            $1,998.89            $1,734,783.26
 (ii) Premium Amount                                       $23,131.20            $1,711,652.06

 (B) Accrued and Unpaid Master Servicing Fee:                   $0.00            $1,711,652.06

 (C) Current Monthly Interest Amounts:
(i) Class A-1 Certificate
(a)  Current Monthly Interest Amount Due                  $340,573.65
(b)  Current Monthly Interest Amount Paid                 $340,573.65
(c)  Interest Shortfall                                         $0.00
(ii) Class A-2 Certificate
(a)  Current Monthly Interest Amount Due                  $160,125.00
(b)  Current Monthly Interest Amount Paid                 $160,125.00
(c)  Interest Shortfall                                         $0.00
(iii) Class A-3 Certificate
(a)  Current Monthly Interest Amount Due                  $175,659.00
(b)  Current Monthly Interest Amount Paid                 $175,659.00
(c)  Interest Shortfall                                         $0.00
(iv) Class A-4 Certificate
(a)  Current Monthly Interest Amount Due                  $151,602.88
(b)  Current Monthly Interest Amount Paid                 $151,602.88
(c)  Interest Shortfall                                         $0.00

(v) Total Current Monthly Interest Amount Due             $827,960.53
(vi) Total Current Montly Interest Amount Paid            $827,960.53              $883,691.53
(vii) Total Interest Shortfall                                  $0.00

 (D) Unpaid Interest Shortfall and Interest on Unpaid Interest Shortfall:
(i) Class A-1 Certificate
    (a)  Unpaid Interest Shortfall Due                          $0.00
    (b)  Unpaid Interest Shortfall Paid                         $0.00
    (c)  Remaining Unpaid Interest Shortalls                    $0.00
(ii) Class A-2 Certificate
    (a)  Unpaid Interest Shortfall Due                          $0.00
    (b)  Unpaid Interest Shortfall Paid                         $0.00
    (c)  Remaining Unpaid Interest Shortalls                    $0.00
(iii) Class A-3 Certificate
    (a)  Unpaid Interest Shortfall Due                          $0.00
    (b)  Unpaid Interest Shortfall Paid                         $0.00
    (c)  Remaining Unpaid Interest Shortalls                    $0.00
(iv) Class A-4 Certificate
    (a)  Unpaid Interest Shortfall Due                          $0.00
    (b)  Unpaid Interest Shortfall Paid                         $0.00
    (c)  Remaining Unpaid Interest Shortalls                    $0.00

(v) Total Unpaid Interest Shortfall Due                         $0.00
(vi)  Total Unpaid Interest Shortfall Paid                      $0.00              $883,691.53
(vii) Total Remaining Unpaid Interest Shortfall                 $0.00

 (E) Monthly Principal Distribution:
(i) Class A-4 Certificate Priority Amount                       $0.00
(ii) Class A-1 Certificate                              $3,788,347.77
(iii) Class A-2 Certificate                                     $0.00
(iv) Class A-3 Certificate                                      $0.00
(v) Other Class A-4 Certificate Amounts                         $0.00

(vi) Total Monthly Principal Distribution               $3,788,347.77                                        $0.00

 (F) Reimbursement Amount owed to Certificate Insurer:          $0.00              $883,691.53

 (G) Non Recoverable Advances not previously
     reimbursed to Master Servicer:                             $0.00              $883,691.53

 (H) Excess Spread:                                       $883,691.53

 (I) Distributable Excess Spread Allocation:
(i) Class A-1 Certificate                                       $0.00
(ii) Class A-2 Certificate                                      $0.00
(iii) Class A-3 Certificate                                     $0.00
(iv) Class A-4 Certificate                                      $0.00

(v) Total Certificate  Distributable Excess Spread              $0.00              $883,691.53

 (J) Other Amounts owed to Certificate Insurer:                 $0.00              $883,691.53

 (K) Prepayment Interest Shortfall owed to Certificateholders
(i) Class A-1 Certificate
    (a)  Prepayment Interest Shortfall Due                      $0.00
    (b)  Prepayment Interest Shortfall Paid                     $0.00
    (c)  Remaining Prepayment Interest Shortfall                $0.00
(ii) Class A-2 Certificate
    (a)  Prepayment Interest Shortfall Due                      $0.00
    (b)  Prepayment Interest Shortfall Paid                     $0.00
    (c)  Remaining Prepayment Interest Shortfall                $0.00
(iii) Class A-3 Certificate
    (a)  Prepayment Interest Shortfall Due                      $0.00
    (b)  Prepayment Interest Shortfall Paid                     $0.00
    (c)  Remaining Prepayment Interest Shortfall                $0.00
(iv) Class A-4 Certificate
    (a)  Prepayment Interest Shortfall Due                      $0.00
    (b)  Prepayment Interest Shortfall Paid                     $0.00
    (c)  Remaining Prepayment Interest Shortfall                $0.00

(v) Total Prepayment Interest Shortfall Due                     $0.00
(vi) Total Prepayment Interest Shortfall Paid                   $0.00              $883,691.53
(vii) Total Remaining Prepayment Interest Shortfall             $0.00

 (L) Other Amounts owed to Master Servicer
(i) Reimbursement of Compensating Interest                      $0.00              $883,691.53
(ii) Reimbursement of Unreimbursed Servicing Advances           $0.00              $883,691.53
(iii) Reimbursement of Unreimbursed Monthly Advances      $242,541.64              $641,149.89

 (M) Other termination/transfer amounts due to Trustee          $0.00              $641,149.89

 (N) Amount released to Class R Certificateholder         $641,149.89

G. CALCULATION OF OC TARGET AMOUNT
(A) Twelve Month Average Monthly Loss Rate
   (Not applicable until 12th Distribution Date)                        0.206%
(B) Is Rolling Twelve Month Loss Rate greater than 2.75%?                  No

(C) Cumulative Losses / Cumulative Loss Rate        $395,832.33         0.141%
(D) Is Cumulative Loss Rate greater than 5.00%?                            No

(E) Has OC Stepdown Date been reached?                                     No

(F) Overcollateralization Target Amount                        $19,682,566.50

H. COMPARATIVE POOL AND CERTIFICATE CHARACTERISTICS
                                                          Begin of Collection Period           End of Collection Period
(A) Certificate Balances and Factors
(i) Class A-1 Certificate Balance                                 $67,440,326.00                    $63,651,978.23
(ii) Class A-1 Certificate Factor                                      0.3645423                         0.3440647
(iii) Class A-2 Certificate Balance                               $30,500,000.00                    $30,500,000.00
(iv) Class A-2 Certificate Factor                                      1.0000000                         1.0000000
(v) Class A-3 Certificate Balance                                 $31,938,000.00                    $31,938,000.00
(vi) Class A-3 Certificate Factor                                      1.0000000                         1.0000000
(vii) Class A-4 Certificate Balance                               $28,118,000.00                    $28,118,000.00
(vii) Class A-4 Certificate Factor                                     1.0000000                         1.0000000
(ix) Aggregate Certificate Balance                               $157,996,326.00                   $154,207,978.23
(x) Aggregate Certificate Factor                                       0.5733728                         0.5596248

(B) Collateral Pool
(i)  Pool Principal Balance                                      $177,678,892.50                   $173,890,544.73
(ii)  Weighted Average Loan Rate                                          11.971%                           11.967%
(iii)  Weighted Average Original Term (months)                            203.45                            203.45
(iv)  Weighted Average Remaining Term (months)                            174.72                            173.47
(v)  Loan Count                                                            4,487                             4,392
(vi)  3 Largest Loan Pool Balances                                   $953,292.35                       $952,964.76

(C) Overcollateralization Amount                                  $19,682,566.50                    $19,682,566.50

I. MASTER SERVICER TERMINATION & OTHER TRIGGER TESTS
(A) Twelve Month Average Monthly Loss Rate (Not applicable until 12th Distribution Date)                    0.206%
(B) Is Rolling Twelve Month Loss Rate greater than 4.00%?                                                       No

(C) Six Month Average of Pool Delinquency Rate (Not applicable until 6th Distribution Date)                  4.182%
(D) Is Rolling Six Month Delinquency Rate greater than 5.00%?                                                   No

(E) Has Deposit Event Occurred?                                                                                 No

J. SUMMARY STATEMENT OF AMOUNTS DUE TO CERTIFICATEHOLDERS

                                                                        Dollars                      Per $1000 of
                                                                                                       Original
                                                                                                      Certificate
                                                                                                       Principal
(A) Amount of distribution allocable to Current
    Monthly Interest & Unpaid Interest Shortfall
(i) Class A-1 Certificate                                            $340,573.65                        1.84093863
(ii) Class A-2 Certificate                                           $160,125.00                        5.25000000
(iii) Class A-3 Certificate                                          $175,659.00                        5.50000000
(iv) Class A-4 Certificate                                           $151,602.88                        5.39166667
(v) Total                                                            $827,960.53                        3.00469062

(B) Amount of distribution allocable to Formula Principal
    Distributable Amount
(i) Class A-1 Certificate                                          $3,788,347.77                       20.47755551
(ii) Class A-2 Certificate                                                 $0.00                        0.00000000
(iii) Class A-3 Certificate                                                $0.00                        0.00000000
(iv) Class A-4 Certificate                                                 $0.00                        0.00000000
(v) Total                                                          $3,788,347.77                       13.74801409

(C) Amount of distribution allocable to Distributable Excess Spread
(i) Class A-1 Certificate                                                  $0.00                        0.00000000
(ii) Class A-2 Certificate                                                 $0.00                        0.00000000
(iii) Class A-3 Certificate                                                $0.00                        0.00000000
(iv) Class A-4 Certificate                                                 $0.00                        0.00000000
(v) Total                                                                  $0.00                        0.00000000

(D) Amount of distribution allocable to Prepayment Interest Shortfall
(i) Class A-1 Certificate                                                  $0.00                        0.00000000
(ii) Class A-2 Certificate                                                 $0.00                        0.00000000
(iii) Class A-3 Certificate                                                $0.00                        0.00000000
(iv) Class A-4 Certificate                                                 $0.00                        0.00000000
(v) Total                                                                  $0.00                        0.00000000

(E) Total Principal and Interest Distributed to Certificateholders
(i) Class A-1 Certificate                                          $4,128,921.42                       22.31849414
(ii) Class A-2 Certificate                                           $160,125.00                        5.25000000
(iii) Class A-3 Certificate                                          $175,659.00                        5.50000000
(iv) Class A-4 Certificate                                           $151,602.88                        5.39166667
(v) Total                                                          $4,616,308.30                       16.75270471

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